ZANN CORP.
                            PLACEMENT AGENT AGREEMENT


                                                   Dated as of: December 8, 2005

Monitor Capital, Inc.
9171 Towne Centre Drive, Suite 465
San Diego, CA 92122

     RE:   Placement Agent Agreement (the "Agreement")
                                           ---------

Ladies  and  Gentlemen:

     The  undersigned,  Zann Corp., a Nevada corporation (the "Company"), hereby
                                                               -------
agrees with Monitor Capital, Inc. (the "Placement Agent") as follows:
                                        ---------------

     1.     Offering.  The  Company hereby engages the Placement Agent to act as
            --------
its exclusive placement agent in connection with the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP (the "Investor") (the "Standby Equity Distribution Agreement"),
                      --------          -------------------------------------
pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to
                                                                --------
Five  Million  Dollars  ($5,000,000)  (the "Commitment Amount") of the Company's
                                            -----------------
common  stock,  par  value  $0.001  per share (the "Common Stock"), at price per
                                                    ------------
share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

     All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration Rights Agreement"). The documents to be executed and delivered in
 -----------------------------
connection with the Offering, including, but not limited, to the Company's latest Quarterly Report on Form 10-QSB as filed with the United States Securities and Exchange Commission, this Agreement, the Standby Equity Distribution Agreement, and the Registration Rights Agreement are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's
                                             ------------------
Common  Stock  purchased  by  the Investor under the Standby Equity Distribution
Agreement  is  sometimes  referred  to  hereinafter  as  the  "Securities."  The
                                                               ----------
Placement  Agent  shall  not  be  obligated  to  sell  any  Securities.

     2.   Compensation.
          ------------

          A. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand Dollars ($10,000) divided by the closing bid price of the Common Stock, as quoted by Bloomberg, LP, on the date hereof (the "Placement Agent's Shares"). The Placement
 --------------------------

Agent shall be entitled to "piggy-back" registration rights with respect to the Placement Agent's Shares, which shall be triggered upon registration of any shares of Common Stock by the Company pursuant to the Registration Rights Agreement dated the date hereof.

     3.   Representations,  Warranties  and  Covenants of the Placement Agent.
          --------------------------------------------------------------------

          A. The Placement Agent represents, warrants and covenants as follows:

                    (i) The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

                    (ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

                    (iii) Upon receipt and execution of this Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

                    (iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the
                                                                 --------
Securities  Exchange  Act  of  1934  (the  "1934 Act"), the respective rules and
                                            --------
regulations  promulgated  thereunder (the "Rules and Regulations") or applicable
                                           ---------------------
"Blue  Sky"  laws  of  any  state  or  jurisdiction.

                    (v) The Placement Agent is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

          B. Trading Activities and Restrictions. The Placement Agent covenants that neither the Placement Agent, nor any entity managed or controlled by the Placement Agent, nor any of their respective affiliates, will, or cause or assist any Person to enter into or execute any "short sale" (including, without limitation, as such term is defined in Rule 200 of Regulation

SHO promulgated by the SEC under the Securities Exchange Act of 1934, as amended) with respect to any securities of the Company or any similar transaction with similar effect.

     4.   Representations  and  Warranties  of  the  Company.
          --------------------------------------------------

          A. The Company represents and warrants, except as set forth in the Schedule of Exceptions delivered in connection with the Standby Equity
Distribution  Agreement,  as  follows:

                    (i) The Company has the requisite corporate power and authority to enter into and perform each of the Transaction Documents to which it is a party, in accordance with the terms thereof, (ii) the execution and delivery of each such Transaction Document by the Company and the consummation by it of the transactions contemplated therein, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) each such Transaction Document has been duly executed and delivered by the Company, (iv) assuming the execution and delivery thereof and acceptance by the Investor each such Transaction Document and any related agreements constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, securities insolvency, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or indemnification or by other equitable principles of general application.

                    (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Standby Equity Distribution Agreement. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as contemplated in the Transaction Documents or disclosed in the SEC Documents, as of the date hereof, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as contemplated in the Transaction Documents or as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

                    (iii) The Common Stock to be issued in accordance with this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable.

                    (iv) Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                    (v) Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

                    (vi) The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                    (vii) Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

                    (viii) Since January 1, 2003, the Company has filed all reports required to be filed by it with the SEC under the Exchange Act. The Company has made available to the Placement Agent and the investors and its representatives through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, to the Company's Knowledge the Financial Statements complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. To the Company's Knowledge such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of


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
unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact.

                    (ix) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

                    (x) The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth in the Schedule of Exceptions, the Company and its subsidiaries do not have any Knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the Knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's Knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                    (xi) Subject to the performance by the Placement Agent of its obligations hereunder and subject to the representations and warranties of the investors in the Offering, the offer and sale of the Securities will comply, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (xii) Except as disclosed in the SEC Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    (xiii) Except as set forth in the SEC Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     5.   Certain  Covenants  and  Agreements  of  the  Company.
          -----------------------------------------------------

     The Company covenants and agrees at its expense and without any expense to the Placement Agent, as follows:

          A. To advise the Placement Agent of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company, or rendering untrue or misleading any material statement in the Offering Materials at the time such statement was made, as soon as the Company is either informed or becomes aware thereof.

          B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent shall reasonably request.

          C. Upon written request, to provide and continue to provide the Placement Agent copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

          D.     To  comply  with  the  terms  of  the  Offering  Materials.

          E. Upon the effectiveness of a registration statement covering the Securities, the Company shall include the Placement Agent as a selling shareholder on any opinion provided to the Transfer Agent.

          F. At or prior to the Closing, the Company shall have been furnished such documents and certificates as it may reasonably require for the purpose of enabling the Placement Agent to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

     6.   Indemnification  and  Limitation  of  Liability.
          -----------------------------------------------

          A. In consideration of the Placement Agent's execution and delivery of this Agreement, the Company shall defend, protect, indemnify and hold harmless the Placement Agent, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement)

(collectively,  the  "Placement Agent Indemnitees") from and against any and all
                      ---------------------------
actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Placement Agent Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Placement
                           ------------------------
Agent Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any material representation or warranty made by the Company in this Agreement or the Transaction Documents,
(b) any material breach of any covenant, agreement or obligation of the Company contained in the this Agreement and Transaction Documents other than any breach resulting from any action or inaction on the part of any Placement Agent
Indemnitee, or (c) any cause of action, suit or claim brought or made against such Placement Agent Indemnitee not arising out of any action or inaction of an Placement Agent Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement by any of the Placement Agent Indemnitees; provided, that (i) to the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law, and (ii) the Company's liability for any and all such indemnification or contribution obligations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof.

          B. In consideration of the Company's execution and delivery of this Agreement and the Transaction Documents to which the Company is a party, the Placement Agent shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company
                                                                        -------
Indemnitees")  from  and against any and all Indemnified Liabilities incurred by
-----------
the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Placement Agent in this Agreement, (b) any breach of any covenant, agreement or obligation of the Placement Agent contained in this Agreement, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on omissions or misrepresentations made or caused by any Placement Agent Indemnitee or due to a breach by any Placement Agent Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents to which the Company is a party (including without limitation any false or misleading information provided to the Company in writing by any Placement Agent Indemnitee specifically for inclusion in the Offering Materials). To the extent that the foregoing undertaking by the Placement Agent may be unenforceable for any reason, the Placement Agent shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          C. The obligations of the parties to indemnify under this Section 6 shall survive termination.

          D. Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or

Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof. This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

     7.   Payment  of  Expenses.
          ---------------------

     The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

     8.     Termination.
            -----------

     This  Agreement  shall  terminate  upon  the  expiration  of the Commitment
Period.

     9.     Miscellaneous.
            -------------

          A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

          B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:         Monitor Capital, Inc.
                                   9171 Towne Centre Drive, Suite 465
                                   San Diego, CA 92122
                                   Attention:   Hsiao-Wen Kao
                                   Telephone:   (858) 546-8007
                                   Facsimile:   (858) 546-8756

If to the Company, to:             Zann Corp.
                                   1549 N. Leroy Street, Suite D-200
                                   Fenton, MI 48430
                                   Attention:   Robert Simpson
                                   Telephone:   (810) 714-2978
                                   Facsimile:   (810) 714-3524

With a copy to:                    Wilson Sonsini Goodrich & Rosati
                                   12235 El Camino Real, Suite 200
                                   San Diego, CA 92130
                                   Martin Waters, Esq.
                                   Telephone:   858-350-2300
                                   Facsimile:   858-350-2399

          C. This Agreement shall be governed by and construed in all respects under the laws of the State of New Jersey, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New Jersey as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New Jersey and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

          D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

          E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

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                                        9

     IN WITNESS WHEREOF, the parties hereto have executed this Placement Agent Agreement as of the date first written above.


                                        ZANN CORP.

                                        By:
                                           -------------------------------------
                                        Name:   Robert Simpson
                                        Title:  President



                                        MONITOR CAPITAL, INC.

                                        By:
                                           -------------------------------------
                                        Name:   Hsiao-Wen Kao
                                        Title:  President


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